FORM OF PROXY CARD

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE  BY  INTERNET:  www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery  of  information  up  until  11:59  P.M.  Eastern  Time  on  the day  before  the  meeting  date.  Have  your  proxy  card  in  hand  when you  access  the  website  and  follow  the  instructions  to  obtain  your records and to create an electronic voting instruction form.

VOTE  BY  PHONE:  800-690-6903

Use  any  touch-tone  telephone  to  transmit  your  voting  instructions up  until  11:59  P.M.  Eastern  Time  on  the  day  before  the  meeting date.  Have  your  proxy  card  in  hand  when  you  call  and  then  follow the  instructions.

VOTE BY MAIL

Mark,  sign  and  date  your  proxy  card  and  return  it  in  the  postage- paid envelope we have provided or return it to Old Mutual Funds II, c/o  Broadridge,  51  Mercedes  Way,  Edgewood,  NY  11717.

→

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL DEVELOPING GROWTH FUND

If  you  sign,  date  and  return  the  proxy  card  but  give  no  instructions,  your  shares  will  be  voted  “FOR”  the  Proposal  described  below  and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.   If you should have any  questions  about  the  proxy  material  or  the  execution  of  your  vote,  please  call  the  Fund’s  proxy  solicitor  toll  free  at  866-615-7269.

For Against Abstain
1.Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Old Mutual Developing Growth Fund to the Old Mutual Strategic Small Company Fund.				0 0 0

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

This proxy is solicited by the Board of Trustees, which recommends voting “FOR” this Proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card shall be voted in the manner specified and, in the absence of specification, shall be treated as granting authority to vote “FOR” the proposal.

This proxy shall be voted as specified above with respect to the action to be taken on the proposals above.
NOTE: The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the Security and Exchange Commission’s (“SEC”) proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Please  sign  this  proxy  exactly  as  shareholder  name  appears  hereon.  When  shares  are  held  by  joint  tenants,  both  must  sign.  When  signing  as  attorney,  executor,  administrator,  trustee  or guardian,  please  give  full  title  as  such.  If  a  corporation,  please  sign  in  full  corporate  name  by  president  or  other  authorized  officer.  If  a  partnership,  please  sign  in  partnership  name  by authorized  person.

Old Mutual
Dev Growth Fund
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

OLD MUTUAL DEVELOPING GROWTH FUND

OLD MUTUAL DEVELOPING GROWTH FUND NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 27, 2009

The undersigned shareholder of Old Mutual Developing Growth Fund (the “Fund”), a series portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 10, 2008, at a Special Meeting of  Shareholders (the “Meeting”) to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on February 27, 2009 at 10:30 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Old Mutual Developing Growth Fd 08

FORM OF PROXY CARD

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE  BY  INTERNET:  www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery  of  information  up  until  11:59  P.M.  Eastern  Time  on  the day  before  the  meeting  date.  Have  your  proxy  card  in  hand  when you  access  the  website  and  follow  the  instructions  to  obtain  your records and to create an electronic voting instruction form.

VOTE  BY  PHONE:  800-690-6903

Use  any  touch-tone  telephone  to  transmit  your  voting  instructions up  until  11:59  P.M.  Eastern  Time  on  the  day  before  the  meeting date.  Have  your  proxy  card  in  hand  when  you  call  and  then  follow the  instructions.

VOTE BY MAIL

Mark,  sign  and  date  your  proxy  card  and  return  it  in  the  postage- paid envelope we have provided or return it to Old Mutual Funds II, c/o  Broadridge,  51  Mercedes  Way,  Edgewood,  NY  11717.

→

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL MID-CAP FUND

If  you  sign,  date  and  return  the  proxy  card  but  give  no  instructions,  your  shares  will  be  voted  “FOR”  the  Proposal  described  below  and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.   If you should have any  questions  about  the  proxy  material  or  the  execution  of  your  vote,  please  call  the  Fund’s  proxy  solicitor  toll  free  at  866-615-7269.

			For	Against	Abstain
1.Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Old Mutual Mid-Cap Fund to the Old Mutual TS&W Mid-Cap Value Fund.			0	0	0

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

This proxy is solicited by the Board of Trustees, which recommends voting “FOR” this Proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card shall be voted in the manner specified and, in the absence of specification, shall be treated as granting authority to vote “FOR” the proposal.

This proxy shall be voted as specified above with respect to the action to be taken on the proposals above.
NOTE: The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the Security and Exchange Commission’s (“SEC”) proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

		Old Mutual Mid-Cap
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

OLD MUTUAL MID-CAP FUND

OLD MUTUAL MID-CAP FUND NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 27, 2009

The undersigned shareholder of Old Mutual Mid-Cap Fund (the “Fund”), a series portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 10, 2008, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on February 27, 2009 at 10:45 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Old Mutual Mid-Cap Fd 08

FORM OF PROXY CARD

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE  BY  INTERNET:  www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery  of  information  up  until  11:59  P.M.  Eastern  Time  on  the day  before  the  meeting  date.  Have  your  proxy  card  in  hand  when you  access  the  website  and  follow  the  instructions  to  obtain  your records and to create an electronic voting instruction form.

VOTE  BY  PHONE:  800-690-6903

Use  any  touch-tone  telephone  to  transmit  your  voting  instructions up  until  11:59  P.M.  Eastern  Time  on  the  day  before  the  meeting date.  Have  your  proxy  card  in  hand  when  you  call  and  then  follow the  instructions.

VOTE BY MAIL

Mark,  sign  and  date  your  proxy  card  and  return  it  in  the  postage- paid envelope we have provided or return it to Old Mutual Funds II, c/o  Broadridge,  51  Mercedes  Way,  Edgewood,  NY  11717.

→

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL SELECT GROWTH FUND

If  you  sign,  date  and  return  the  proxy  card  but  give  no  instructions,  your  shares  will  be  voted  “FOR”  the  Proposal  described  below  and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.   If you should have any  questions  about  the  proxy  material  or  the  execution  of  your  vote,  please  call  the  Fund’s  proxy  solicitor  toll  free  at  866-615-7269.

			For	Against	Abstain
1.Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Old Mutual Select Growth Fund to the Old Mutual Large Cap Growth Fund.			0	0	0

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

This proxy is solicited by the Board of Trustees, which recommends voting “FOR” this Proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card shall be voted in the manner specified and, in the absence of specification, shall be treated as granting authority to vote “FOR” the proposal.

This proxy shall be voted as specified above with respect to the action to be taken on the proposals above.
NOTE: The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the Security and Exchange Commission’s (“SEC”) proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

		Old Mutual
		Select Growth
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

OLD MUTUAL SELECT GROWTH FUND

OLD MUTUAL SELECT GROWTH FUND NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 27, 2009

The undersigned shareholder of Old Mutual Select Growth Fund (the “Fund”), a series portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 10, 2008, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on February 27, 2009 at 10:15 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Old Mutual Select Growth Fd 08

FORM OF PROXY CARD

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE  BY  INTERNET:  www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery  of  information  up  until  11:59  P.M.  Eastern  Time  on  the day  before  the  meeting  date.  Have  your  proxy  card  in  hand  when you  access  the  website  and  follow  the  instructions  to  obtain  your records and to create an electronic voting instruction form.

VOTE  BY  PHONE:  800-690-6903

Use  any  touch-tone  telephone  to  transmit  your  voting  instructions up  until  11:59  P.M.  Eastern  Time  on  the  day  before  the  meeting date.  Have  your  proxy  card  in  hand  when  you  call  and  then  follow the  instructions.

VOTE BY MAIL

Mark,  sign  and  date  your  proxy  card  and  return  it  in  the  postage- paid envelope we have provided or return it to Old Mutual Funds II, c/o  Broadridge,  51  Mercedes  Way,  Edgewood,  NY  11717.

→

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL SMALL CAP FUND

If  you  sign,  date  and  return  the  proxy  card  but  give  no  instructions,  your  shares  will  be  voted  “FOR”  the  Proposal  described  below  and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.   If you should have any  questions  about  the  proxy  material  or  the  execution  of  your  vote,  please  call  the  Fund’s  proxy  solicitor  toll  free  at  866-615-7269.

			For	Against	Abstain
1.Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Old Mutual Small Cap Fund to the Old Mutual TS&W Small Cap Value Fund.			0	0	0

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

This proxy is solicited by the Board of Trustees, which recommends voting “FOR” this Proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card shall be voted in the manner specified and, in the absence of specification, shall be treated as granting authority to vote “FOR” the proposal.

This proxy shall be voted as specified above with respect to the action to be taken on the proposals above.
NOTE: The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the Security and Exchange Commission’s (“SEC”) proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

		Old Mutual
		Small Cap
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

OLD MUTUAL SMALL CAP FUND

OLD MUTUAL SMALL CAP FUND NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 27, 2009

The undersigned shareholder of Old Mutual Small Cap Fund (the “Fund”), a series portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 10, 2008, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on February 27, 2009 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Old Mutual Small Cap Fd 08